Rule 497(d)

The First Trust GNMA Reinvestment Income Trust "GRIT", Series 82 and Series 83

                 Supplement to the Prospectus dated May 23, 2002

Notwithstanding anything to the contrary in the Prospectus, investors may elect to have each distribution of interest reinvested into additional Units of the Trust during the Reinvestment Period by notifying the Trustee at least 10 business days before any Record Date. Each later distribution of interest will be reinvested by the Trustee into additional Units of the Trust. There is no sales charge on Units acquired through this distribution reinvestment option. If you elect to have interest distributions reinvested into additional Units, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued. This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST INTEREST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES. The CUSIP numbers for Series 82 Units subject to the reinvestment of interest distributions are 30267C843 and 30267C850 for non-Fee Account and Fee Account Units, respectively. The CUSIP numbers for Series 83 Units subject to the reinvestment of interest distributions are 30267C868 and 30267C876 for non-Fee Account and Fee Account Units, respectively. After the Reinvestment Period, investors will receive cash distributions.

September 11, 2002